OMB APPROVAL
OMB Number: 3235-0060
Expires: May 30, 2009
Estimated average burden hours per response ....... 5.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2009
TLC Vision Corporation

(Exact name of registrant as specified in its charter)

New Brunswick, Canada	000-29302	980151150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5280 Solar Drive, Suite 100, Mississuaga, Ontario		L4W 5M8

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 636-534-2300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement
     On June 5, 2009, TLC Vision Corporation (the “Company”) secured from its lenders an extension to June 30, 2009 of the previously announced limited waiver with respect to its credit facility. The credit facility, dated June 21, 2007, amended as of February 28, 2008 and March 31, 2009, provides for an $85 million term loan and a $25 million revolving credit line. As of May 31, 2009, the amount outstanding under the credit facility was approximately $100.1 million. No additional amounts may be borrowed under the credit facility.
     The extension agreement is included in a Limited Waiver, Consent and Amendment No. 3 to the Credit Agreement, dated as of June 5, 2009 (“Amendment No. 3”), which, among other things, provides a limited waiver through June 30, 2009 of defaults identified to the lenders, amends certain terms of the credit facility, consents to the dissolution of certain inactive subsidiaries, provides for the payment by the Company of certain fees and expenses incurred by the lenders, requires a payment to the lenders on the day following the waiver period of $1,434,000 and releases any claims the Company may have had against the lenders. The foregoing description of Amendment No. 3 is only a summary and is qualified in its entirety by the full text of Amendment No. 3, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Item 8.01 Other Events
     On June 8, 2009, the Company issued a press release announcing the extension of the limited waiver. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits:
10.1	Limited Waiver, Consent and Amendment No. 3 to Credit Agreement, dated June 5, 2009.

99.1	Press Release entitled “TLCVision Secures Extension of Credit Facility Limited Waiver to June 30, 2009” issued by TLC Vision Corporation on June 8, 2009.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC VISION CORPORATION
Date: June 9, 2009	By:	/s/ James J. Hyland
		Name:	James J. Hyland
		Title:	VP Investor Relations

3

EXHIBIT INDEX

Exhibit

10.1	Limited Waiver, Consent and Amendment No. 3 to Credit Agreement, dated June 5, 2009.

99.1	Press Release entitled “TLCVision Secures Extension of Credit Facility Limited Waiver to June 30, 2009” issued by TLC Vision Corporation on June 8, 2009.

4